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                                                                    EXHIBIT 10.5


                             CONNETICS CORPORATION
                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT

                                  MARCH 9, 1999


        This Common Stock Purchase Agreement (the "Agreement") is entered into as of this 9th day of March, 1999, between Connetics Corporation, a Delaware corporation (the "Company") and G. Kirk Raab, an individual ("Purchaser").


                                    SECTION 1
                              SALE OF COMMON STOCK

        1.1 Sale of Common Stock. Subject to the terms and conditions hereof, on the Closing Date, as defined below, the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company, an aggregate of 25,000 shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), for an aggregate purchase price of $2,500.

        1.2 Closing Date. The closing (the "Closing") of the purchase and sale of the Common Stock shall be held at the offices of the Company, 3400 West Bayshore Road, Palo Alto, California at 10:00 a.m. on March 30, 1999 or at such other time and place upon which the Company and Purchaser shall mutually agree (the date of the Closing is referred to as the "Closing Date").

        1.3 Delivery. At the Closing, the Company will deliver to Purchaser a certificate or certificates representing the shares of Common Stock purchased by Purchaser, against payment of the purchase price therefor, by wire transfer or check drawn on a United States bank.

        1.4 Legend. The certificate(s) for the Common Stock shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "SECURITIES ACT") and referring to restrictions on transfer herein, such legend to be substantially as follows:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR (B) AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
        (C) FULL COMPLIANCE WITH THE PROVISIONS OF RULE 144 UNDER THE ACT."


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        1.5     Removal of Legends. Any legend endorsed on a certificate
pursuant to SECTION 1.4 of this Agreement shall be removed (a) if the shares of the Common Stock represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (b) if such shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (c) if the holder of such shares shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company, stating that a public sale, transfer or assignment of such shares may be made without registration.


                                    SECTION 2
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Purchaser that:

        2.1 Organization. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

        2.2 Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and the authorization, sale, issuance and delivery of the Common Stock and the performance of the Company's obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. There are no statutory, contractual or other preemptive rights or rights of first refusal with respect to the issuance and sale of the Common Stock.

        2.3 Validity of Securities. The Common Stock, when issued, sold and delivered by the Company in accordance with the terms of this Agreement, will be duly and validly issued, fully-paid and nonassessable. Based in part upon the representations of the Purchaser in this Agreement, the offer, sale and issuance of the Common Stock will be made in compliance with all applicable federal and state securities laws.

        2.4 No Conflict. The execution and delivery of this Agreement does not, and the sale of the Common Stock will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or Bylaws of the Company or any agreement or instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the


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Company, its properties or assets, if to do so would have a material adverse effect on the business, properties, prospects or financial condition of the Company.

        2.5 Accuracy of Reports; Financial Statements. All reports required to be filed with the Securities and Exchange Commission (the "SEC") by the Company from February 1, 1996 (the date of the Company's initial public offering) through the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), copies of which have been made available to Purchaser (the "SEC DOCUMENTS"), have been duly and timely filed, were in substantial compliance with the requirements of their respective forms when filed, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances in which made not misleading. The Company's financial statements included in the SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

        2.6 Governmental Consents, Etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the consummation of any other transaction contemplated by this Agreement, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. ("NASD") and with governmental authorities for purposes of effecting compliance with the securities and Blue Sky laws in the states in which Common Stock is offered and/or sold, which compliance will be effected in accordance with such laws.

        2.7 Registration Rights. The Company has not granted or agreed to grant any rights to register its securities under the Securities Act, including piggy-back rights, to Purchaser.

        2.8 Rights of Common Stock. The Common Stock shall have the rights, preferences, privileges and restrictions provided in the Company's Amended and Restated Certificate of Incorporation.


                                    SECTION 3
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        Purchaser hereby represents and warrants to the Company as follows:

        3.1 Investment. Purchaser is acquiring the Common Stock for investment for his own account, not as a nominee or agent and not with a view to or for resale in connection with any distribution thereof. Purchaser understands that the Common Stock purchased from the


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Company pursuant to this Agreement has not been registered under the Securities
Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of Purchaser's investment intent and the accuracy of such Purchaser's representations as expressed in this Agreement. Purchaser acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        3.2 Accredited Investor. Purchaser is an "accredited investor" as defined by Rule 501(a) under the Securities Act. The SEC Documents have been made available to Purchaser, and Purchaser has received all the information it has requested regarding the Company. Purchaser has such business and financial experience as is required to give him the capacity to protect his own interests in connection with the purchase of the Common Stock.

        3.3 Authority. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, conflict with or result in any violation of any obligation under any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

        3.4 Investigation. Purchaser has had a reasonable opportunity to discuss the Company's business, management and financial affairs with the Company's management, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities.

        3.5 Tax Consequences. Purchaser understands that he may suffer adverse tax consequences as a result of the purchase or disposition of the Common Stock. Purchaser represents that he has consulted any tax consultants he deems advisable in connection with the purchase or disposition of the Common Stock and that Purchaser is not relying on the Company for any tax advice.

        3.6     Section 83(b) Election.

                (a) Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), taxes as ordinary income the difference between the amount paid for the Common Stock and the fair market value of the Common Stock. Purchaser understands that Purchaser may elect to be taxed at the time the Common Stock is purchased by filing an election under
Section 83(b) (an "83(b) ELECTION") of the Code with the Internal Revenue Service within 30 days after the date of purchase. Even if the fair market value of the Common Stock at the time of the execution of this Agreement equals the amount paid for the Common Stock, the election must be made to avoid income and alternative minimum tax


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treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls.

                (b) Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Common Stock under this Agreement, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state, or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

                (c) Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "ACKNOWLEDGMENT") attached to this Agreement as EXHIBIT A. Purchaser further agrees that he will execute and submit with the Acknowledgment a copy of the 83(b) Election attached to this Agreement as EXHIBIT B if Purchaser has indicated in the Acknowledgment his decision to make such an election.


                                    SECTION 4
                   CONDITIONS TO OBLIGATIONS OF THE PURCHASER

        Purchaser's obligations to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

        4.1 Representations and Warranties Correct. The representations and warranties made by the Company in SECTION 2 shall be true and correct in all material respects on the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

        4.2 No Law Prohibiting or Restricting Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise referenced in this Agreement).


                                    SECTION 5
                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

         The obligations of the Company under this Agreement are subject to the fulfillment on or prior to the Closing of each of the following conditions, unless otherwise waived:

        5.1 Representations and Warranties Correct. The representations and warranties made by the Purchaser in SECTION 3 of this Agreement shall be true and correct in all material


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 respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

        5.2 No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

        5.3 No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock (except as otherwise provided in this Agreement).


                                    SECTION 6
                                  MISCELLANEOUS

        6.1 Governing Law. This Agreement and all acts and transactions pursuant to this Agreement and the rights and obligations of the parties to this Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

        6.2 Survival. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        6.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns.

        6.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersede all prior agreements and understandings among the parties relating to the subject matter of this Agreement. Neither this Agreement nor any of its terms may be amended, waived, discharged or terminated other than by a written instrument signed by the party against which enforcement of any such amendment, waiver, discharge or termination is sought.

        6.5 Notices and Dates. Unless otherwise provided in this Agreement, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page to this Agreement or as subsequently modified by written notice. If any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

        6.6 Brokers. Neither Purchaser nor the Company has engaged, consented to or authorized any broker, finder or intermediary to act on his or its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each of the Company and the Purchaser agree to indemnify and hold harmless the


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other party from and against all fees, commissions or other payments owing to any party acting on his or its behalf.

        6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        6.8 Captions and Headings. The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        6.9 Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

        IN WITNESS WHEREOF, the parties to this Agreement have executed or caused their respective authorized officers to execute this Agreement as of the first date written above.



"COMPANY"

Connetics Corporation                         Address:



By:  /s/ T. Wiggans                           3400 West Bayshore Road
     -------------------------------------    Palo Alto, California 94303
     Thomas G. Wiggans                        Facsimile:  (650) 843-2899
     President and Chief Executive Officer


"PURCHASER"


     /s/ G. Kirk Raab
     -------------------------------------
     G. Kirk Raab                             314 Wyndham Drive
                                              Portola Valley, CA  94028